SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2003

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                      0-24249                 22-2919486
(State or other jurisdiction of       (Commission File          (IRS Employer
         incorporation)                   Number)            Identification No.)

     10 Mountainview Road,
    Upper Saddle River, NJ                                          07458
(Address of principal executive                                   (Zip Code)
            office)

                                 (201) 258-8450
               Registrant's telephone number, including area code:

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press Release of PDI, Inc. dated November 5, 2003

Item 12. Results of Operations and Financial Conditions.

On November 5, 2003, the Company issued a press release announcing its results of operations and financial condition for the three and nine months ended September 30, 2003. The full text of the press release is set forth as Exhibit
99.1 attached hereto and incorporated herein by reference.

                                  * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PDI, INC.


                                        By: /s/ Charles T. Saldarini
                                           -------------------------------------
                                           Charles T. Saldarini, Vice Chairman
                                              and Chief Executive Officer

Date: November 5, 2003